LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(the “Trust”)

Lincoln iShares® Fixed Income Allocation Fund

Lincoln iShares® Global Growth Allocation Fund

Lincoln iShares® U.S. Moderate Allocation Fund

(each a “Fund”, collectively, the “Funds”)

Supplement Dated June 10, 2022

to each Fund’s Prospectus and Summary Prospectus dated May 1, 2022

This supplement updates certain information in each Fund’s Prospectus and Summary Prospectus. You may obtain copies of each Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the same meanings assigned to them in the Prospectus or Summary Prospectus.

On June 7-8, 2022, the Board of Trustees of the Trust approved a plan of liquidation (each a “Plan,” collectively, the “Plans”) for each Fund, each a series of the Trust, and the submission of each Plan to the beneficial owners of the respective Fund, including certain insurance companies and contract owners of variable life insurance policies and variable annuity contracts who have selected the Funds for investment through those policies or contracts, and therefore, have a beneficial interest in shares of the Funds (“Beneficial Owners”). The liquidation of the Funds will occur only if the Plan for each Fund is approved by its Beneficial Owners. The Funds will be mailing Beneficial Owners a proxy statement with essential information they should consider before voting on the Plans. If approved, the liquidation of each Fund is expected to occur on or about August 5, 2022 (“Liquidation Date”).

Transfers in and out of a Fund. At any time prior to the Liquidation Date, Beneficial Owners may transfer out of a Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment offered in your product. Please also see your product prospectus for more information on transfers, including any restrictions on transfers into another fund before the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR IMPORTANT RECORDS FOR FUTURE REFERENCE.